SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): March 6, 2002


                    FIRST HORIZON PHARMACEUTICAL CORPORATION
               (Exact name of registrant as specified in charter)


                        Commission File Number 001-30123


            Delaware                                       58-2004779
(State or other jurisdiction of                (IRS Employer Identification No.)
       incorporation)


  660 Hembree Parkway, Suite 106
             Roswell, Georgia                                 30076
(Address of principal executive offices)                    (Zip Code)




        Registrant's telephone number including area code (770) 442-9707



  (Former name or former address, if changed since last report) Not Applicable

Item 2. Acquisition or Disposition of Assets

     On March 6, 2002, First Horizon Pharmaceutical Corporation (the "Company") acquired U.S. rights to the antihypertensive prescription medication Sular from AstraZeneca UK Limited ("AstraZeneca") pursuant to an Asset Purchase Agreement dated February 12, 2002. The purchase price for Sular under the Asset Purchase Agreement was $155 million plus the assumption of certain liabilities, subject to adjustment. Under the Asset Purchase Agreement, the Company acquired the regulatory approval to sell Sular in the United States, current inventory, certain intellectual property, marketing materials for the promotion, advertising and marketing of Sular in the United States, study materials relating to clinical studies of Sular, and certain of AstraZenecas's contracts relating to the marketing, sale and distribution of Sular. The Company must pay AztraZeneca up to an additional $20 million upon achievement of certain sales milestones before March 6, 2005. The Company funded the purchase of Sular by borrowing $127 million under a term loan and drawing $10 million against a $25 million revolving loan under a senior secured credit facility arranged by Deutsche Bank Alex. Brown Inc.

     The Company also entered into a Trademark Purchase and Assignment Agreement with Bayer AG ("Bayer") whereby it purchased the U.S. trademark for Sular for $20 million. The Company also entered into a ten year Distributorship Agreement with Bayer which appoints the Company as the exclusive party to sell and distribute Sular in the United States, provides the Company with the rights to sell Sular under certain patents and other technical information owned by Bayer, and provides for the manufacture and supply of Sular to the Company. The Company must pay Bayer an additional $10 million within 30 days of the closing of the Sular acquisition. The Company must pay Bayer for the manufacture and supply of Sular on a unit basis. The unit price for Sular may adjust after 2003 based upon changes in the net revenue per unit that the Company recognizes from the sale of Sular. The Company must also pay Bayer an additional $10 million upon the achievement of a certain sales milestone for Sular if a sales threshold is achieved during the ten year term of the Distributorship Agreement.

Item 7. Financial Statements and Exhibits

     (a) Financial Statements of Business Acquired

     The Company hereby incorporates the following information from its Form S-1 filed on March 5, 2002 (Commission File No. 333-83698):

     The Sular Product Line (A Product Line of AstraZeneca Pharmaceuticals LP)

     (i)   Report of Independent Auditors
     (ii)  Statements of Net Assets To Be Sold
     (iii) Statements of Revenues and Direct Expenses
     (iv)  Notes to Financial Statements

     (b)  Pro Forma Financial Information

     The  following   unaudited  pro  forma  financial   information  is  hereby
incorporated by reference from the Company's Form S-1 filed on March 5, 2002 (Commission File No. 333-83698):

     (i)   Overiew to Unaudited Pro Forma Financial Information

     (ii)  Unaudited Pro Forma Balance Sheet

     (iii) Unaudited Pro Forma Statement of Operations

     (iv)  Notes  to  Unaudited  Pro  Forma  Balance  Sheet  and  Statement   of
           Operations

Item (c)  Exhibits:

     (c)  Exhibits:

          10.1+*- Asset Purchase Agreement between First HorizonPharmaceutical Corporation and AstraZeneca UK Limited dated February 12, 2002.

          10.2+*- Distributorship Agreement between First Horizon Pharmaceutical Corporation and Bayer AG dated December 12, 2001.

          10.3+- Trademark Purchase and Assignment Agreement between First Horizon Pharmaceutical Corporation and Bayer Aktiengellshaft dated as of December 13, 2001.

          10.4**-   Credit   Agreement   among  First   Horizon   Pharmaceutical
          Corporation,   Various   Lenders  and  Bankers   Trust   Company,   as
          Administrative Agent dated as of March 5, 2002.

          23-  Consent  of KPMG  LLP


---------------------
+ Incorporated by Reference from the Company's Registration Statement on Form S-1 filed on March 5, 2002 (Commission File No. 333-83698).

* The Company has requested confidential treatment of portions of this exhibit pursuant to Rule 406 of the Securities Act of 1933.

** The Company has requested confidential treatment of portions of this exhibit pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        FIRST HORIZON PHARMACEUTICAL CORPORATION



Date:  March 20, 2002                   By:  /s/ Balaji Venkataraman
                                            ------------------------------------
                                                 Balaji Venkataraman
                                                 Executive Vice-President, Chief
                                                 Financial Officer, Chief
                                                 Operating Officer and Secretary




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